                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 2 to Employment Agreement is made as of the 22nd day of January, 2004, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), and William E. Rowe (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company has entered into an Employment Agreement with the Employee dated as of November 1, 2001 as amended by Amendment No.1 dated as of April 1, 2002 (as amended, the "Employment Agreement"); and

         WHEREAS, the Company, acting through the Compensation Committee of the Board of Directors, and the Employee have agreed to an extension of the term of the Employment Agreement, as set forth herein.

         NOW, THEREFORE, for and in consideration of the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:

         SECTION 1. Except as expressly amended herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect.

         SECTION 2. Article I, Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  EMPLOYMENT TERM. The Term of this Agreement (the "Employment Term") shall commence on the Agreement Date and shall continue through October 31, 2006, subject to any earlier termination of Employee's status as an employee pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                                            STEWART ENTERPRISES, INC.


                                            By: /S/ JAMES W.MCFARLAND
                                                --------------------------------
                                                      James W. McFarland
                                                Compensation Committee Chairman

                                            EMPLOYEE:

                                            /S/ WILLIAM E. ROWE
                                            -----------------------------------
                                                       William E. Rowe